POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Access Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the President, Treasurer and a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of April, 2003.


                                           /s/________________________________
                                           Michael V. Williams
                                           President, Treasurer and Trustee


STATE OF TEXAS                      )
                                    )        ss:
COUNTY OF TARRANT                   )

         Before me, a Notary Public, in and for said county and state, personally appeared Michael V. Williams, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of April, 2003.


                                        /s/ Sheila Bell_______________
                                        Notary Public


                                        My commission expires: January 16, 2006

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Access Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of April, 2003.


                                        /s/_______________________________
                                        Mark W. Muller
                                                   Trustee


STATE OF TEXAS                      )
                                    )        ss:
COUNTY OF TARRANT                   )

     Before me, a Notary Public, in and for said county and state, personally appeared Mark W. Muller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 9th day of April, 2003.


                                         /s/ Sheila Bell________________
                                         Notary Public


                                         My commission expires: January 16, 2006

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Access Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of April, 2003.


                                    /s/__________________________________
                                    Gary E. Hippenstiel
                                    Trustee


STATE OF TEXAS                      )
                                    )        ss:
COUNTY OF TARRANT                   )

     Before me, a Notary Public, in and for said county and state, personally appeared Gary E. Hippenstiel, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 9th day of April, 2003.


                                        /s/ Sheila Bell_____________________
                                        Notary Public


                                        My commission expires: January 16, 2006

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Access Variable Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of April, 2003.


                                            /s/_______________________________
                                            Richard J. Wright, Jr.
                                            Trustee


STATE OF TEXAS                      )
                                    )        ss:
COUNTY OF TARRANT                   )

     Before me, a Notary Public, in and for said county and state, personally appeared Richard J. Wright, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 9th day of April, 2003.


                                        /s/ Sheila Bell___________________
                                        Notary Public


                                        My commission expires: January 16, 2006